UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

January 5, 2024

Date of report (date of earliest event reported)

RocketFuel Blockchain, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	Commission File No. 033-17773-NY	90-1188745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, CA 94105

(Address of Principal Executive Offices)

(424) 256-8560

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

1800 Diagonal Lending Loans

On May 11, 2023, we entered into a Securities Purchase Agreement with 1800 Diagonal Lending, LLC, an accredited investor (“the Lender”), pursuant to which the Lender made a loan to us, evidenced by a promissory note in the principal amount of $144,760 (the “First Note”). A one-time interest charge of 12% ($17,371) was applied on the issuance date, resulting in net loan proceeds to us of $125,000. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in nine payments each in the amount of $18,014.58 (a total payback to the Lender of $162,131.00). We have made a total of six such payments; the seventh installment was due no later than January 3, 2024. We have the right to prepay the First Note at any time without premium of penalty.

On October 30, 2023, we entered into a second Securities Purchase Agreement with the Lender, pursuant to which the Lender made a second loan to us, evidenced by a promissory note in the principal amount of $62,387.50 (the “Second Note”; together with the First Note, the “Notes”). A one-time interest charge of 12% ($12,387.50) was applied on the issuance date, resulting in net loan proceeds to us of $50,000. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in nine payments each in the amount of $7,694.45 (a total payback to the Lender of $69,250.25). We have made one such payment, with the second installment due no later than January 15, 2024. We have the right to prepay the Second Note at any time without premium of penalty.

Upon the occurrence and during the continuation of any Event of Default, the Notes shall become immediately due and payable and we will be obligated to pay to the Lender, in full satisfaction of our obligations, an amount equal to 150% times the sum of (w) the then outstanding principal amount of the Note plus (x) accrued and unpaid interest on the unpaid principal amount of the Note to the date of payment plus (y) default interest, if any, at the rate of 22% per annum on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Lender pursuant to the conversion rights referred to below.

Following a default, the Lender may in its option, convert the outstanding principal and interest on the Notes into shares of our common stock at a conversion price per share equal to 61% of the lowest daily volume weighted average price (“VWAP”) of our common stock during the 10 trading days prior to the date of conversion. We agreed to reserve a number of shares of our common stock equal to 4.5 times the number of shares of common stock which may be issuable upon conversion of the Notes at all times.

Modification of 1800 Diagonal Lending Loans

On January 5, 2024, we agreed with the Lender to consolidate the two loans into a single loan in the principal amount of $115,599.40, payable in 9 monthly installments of $12,000, commencing January 31, 2024, with a final payment of $7,599.40 due on October 31, 2024. The payments received will be applied first to interest and principal on the First Note and second to interest and principal on the Second Note.

The Lender agreed to waive the default under the Notes with respect to our filing obligations pursuant to the Securities Act of 1934, as amended; provided, that the payments on the consolidated loan are timely received and the Company uses commercially reasonable efforts to maintains a current status with the OTCMarkets (Pink Current Information).

Item 3.02 Unregistered Sales of Equity Securities.

As described above in Item 1.01, which disclosures are incorporated by reference in this Item 3.02 in their entirety, on May 11, 2023, we issued to the Lender the First Note in the principal amount of $144,760 and the Second Note in the principal amount of $62,387.50.

We claim an exemption from registration for the issuance of the Notes and any shares of our common stock issuable upon exercise or conversion thereof pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D thereunder, since the foregoing issuances did not involve a public offering, the recipients were (i) “accredited investors”; and/or (ii) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipients represented that they acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances, and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement between 1800 Diagonal Lending LLC and RocketFuel Blockchain, Inc., dated as of May 11, 2023*
10.2	$144,760 Promissory Note between 1800 Diagonal Lending LLC and RocketFuel Blockchain, Inc., dated May 11, 2023**
10.3	Securities Purchase Agreement between 1800 Diagonal Lending LLC and RocketFuel Blockchain, Inc., dated as of October 30, 2023
10.4	$62,387.50 Promissory Note between 1800 Diagonal Lending LLC and RocketFuel Blockchain, Inc., dated October 30, 2023
10.5	Letter dated January 5, 2024 from 1800 Diagonal Lending LLC re consolidation of loan and waiver of default.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Incorporated by reference to Exhibit 10.1 to Form 8-K filed May 18, 2023.
**	Incorporated by reference to Exhibit 10.2 to Form 8-K filed May 18, 2023.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 10, 2024	RocketFuel Blockchain, Inc.

	By:	/s/ Bennett J. Yankowitz
Bennett J. Yankowitz
Chief Financial Officer